                                                                EXHIBIT 10.17
DECEMBER 3, 1993



MIKE AYMAR
VICE PRESIDENT AND GENERAL MANAGER
MOBILE COMPUTER GROUP
INTEL CORPORATION
2200 MISSION COLLEGE BOULEVARD
P.O. BOX 58119
SANTA CLARA, CA 95052-8119


RE: ADDENDUM NO. 2 TO THE TECHNOLOGY AND MANUFACTURING AGREEMENT
    (THE "AGREEMENT") BETWEEN INTEL CORPORATION ("INTEL") AND
    VLSI TECHNOLOGY, INC. ("VLSI") ENTERED INTO EFFECTIVE
    JULY 8, 1992.

LADIES AND GENTLEMEN:

PURSUANT TO OUR RECENT DISCUSSIONS AND SUBJECT TO YOUR CONCURRENCE, THE AGREEMENT IS HEREBY AMENDED, EFFECTIVE DECEMBER 3, 1993 AS FOLLOWS:

1.  SECTION 2.1.3 IS REPLACED WITH THE FOLLOWING:

    EXCEPT FOR THE VLSI OBLIGATION SET FORTH IN SECTION 3.2.1.1, THE PARTIES MUTUALLY AGREE THAT THE DEFINED MILESTONES SET FORTH IN SECTION 3 HAVE BEEN FULLY AND COMPLETELY SATISFIED.

2.  SECTION 2.1.7 -  THE FOLLOWING IS ADDED TO OR SUPERSEDES THE CONTENT OF
    SECTION 2.1.7::

    [*]

3. SECTION 6.2 - THE FIRST SENTENCE OF THIS SECTION IS REPLACED WITH THE FOLLOWING TWO SENTENCES:

    THE PARTIES AGREE THE DEVELOPMENT PHASE SET FORTH IN ATTACHMENT "M" HAS BEEN SATISFACTORILY COMPLETED, AND VLSI'S OBLIGATION TO REFUND DEVELOPMENT FEES TO INTEL SHALL BE REDUCED PURSUANT TO THE AMENDED SECTION 11.4.2.1. VLSI'S OBLIGATION TO PAY INTEL AN INTEL CORE LICENSE ACCESS FEE PURSUANT TO
    SECTION 10.1 AND ATTACHMENT "R" IS HEREBY AFFIRMED.

4.  SECTION 7.1.6 -  IS DELETED IN ITS ENTIRETY.

5.  SECTION 11.4.2.1- TWO SENTENCES ARE ADDED TO THIS SUBSECTION AS FOLLOWS:

    "PROVIDED HOWEVER, THAT UPON THE SATISFACTORY COMPLETION OF THE MILESTONES SET FORTH IN ATTACHMENT "M", VLSI'S CONTINGENT OBLIGATION TO REPAY INTEL REFERRED TO IN THE PRECEDING SENTENCE, OR PURSUANT TO
    SECTION 11.3 OF THE AGREEMENT SHALL BE REDUCED QUARTERLY BY AMOUNTS PROPORTIONAL TO THE ESTIMATED OUT OF POCKET EXPENSES INCURRED BY VLSI AND INTEL FOR THE DEVELOPMENT OF THE DRACO AND SCAMP IV PRODUCTS OVER THE TWELVE MONTHS FROM [*] UP TO A TOTAL MAXIMUM REDUCTION OF [*]. THEREAFTER VLSI SHALL ONLY BE OBLIGATED TO PAY THE [*] TO INTEL PURSUANT TO SECTION 10 AND ATTACHMENT R OF THE AGREEMENT.

                                       1

                         VLSI RESTRICTED CONFIDENTIAL

    [*] Text omitted - CONFIDENTIAL TREATMENT REQUESTED - Indicates text for which confidential treatment has been requested and that has been omitted and filed separately with the Commission.